EXHIBIT 24

                        POWER OF ATTORNEY



     The undersigned, a director of Standex International Corporation, hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.

     Witness my signature as of the 10th day of June, 2002.


                              /s/ John Bolten, Jr.
                              ___________________________________
                              John Bolten, Jr.


EXHIBIT 24

                        POWER OF ATTORNEY



     The undersigned, a director of Standex International Corporation, hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.

     Witness my signature as of the 10th day of June, 2002.


                              /s/ David R. Crichton
                              ___________________________________
                              David R. Crichton

                                                    EXHIBIT 24

                        POWER OF ATTORNEY



     The undersigned, a director of Standex International Corporation, hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.

     Witness my signature as of the 10th day of June, 2002.


                              /s/  Roger L. Fix
                              ___________________________________
                              Roger L. Fix


                                                    EXHIBIT 24

                        POWER OF ATTORNEY



     The undersigned, a director of Standex International Corporation, hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.

     Witness my signature as of the 10th day of June, 2002.


                              /s/  William R. Fenoglio
                              ___________________________________
                              William R. Fenoglio

                                                     EXHIBIT 24

                        POWER OF ATTORNEY



     The undersigned, a director of Standex International Corporation, hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.

     Witness my signature as of the 11th day of June, 2002.


                             /s/  Walter F. Greeley
                              ___________________________________
                              Walter F. Greeley

                                                    EXHIBIT 24

                        POWER OF ATTORNEY



     The undersigned, a director of Standex International Corporation, hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.

     Witness my signature as of the 16th day of June, 2002.


                             /s/  Daniel B. Hogan
                              ___________________________________
                              Daniel B. Hogan

                                                    EXHIBIT 24

                        POWER OF ATTORNEY



     The undersigned, a director of Standex International Corporation, hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.

     Witness my signature as of the 8th day of June, 2002.


                             /s/  Thomas L. King
                              ___________________________________
                              Thomas L. King

                                                    EXHIBIT 24

                        POWER OF ATTORNEY



     The undersigned, a director of Standex International Corporation, hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.

     Witness my signature as of the 11th day of June, 2002.


                              /s/  C. Kevin Landry
                              ___________________________________
                              C. Kevin Landry

                                                    EXHIBIT 24

                        POWER OF ATTORNEY



     The undersigned, a director of Standex International Corporation, hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.

     Witness my signature as of the 11th day of June, 2002.


                              /s/  H. Nicholas Muller, III
                              ___________________________________
                              H. Nicholas Muller, III

                                                    EXHIBIT 24

                        POWER OF ATTORNEY


     The undersigned, a director of Standex International Corporation, hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and to each of them singly, to sign for me and in my name, as director of Standex International Corporation, the Registration Statement of Standex International Corporation on Form S-8 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement, and generally to do all such things in my name and behalf in my capacity as director of Standex International Corporation, to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming their signatures or either of them singly as it my be signed to said Registration Statement and any and all amendments thereto.

     Witness my signature as of the 10th day of June, 2002.


                              /s/  Deborah A. Rosen
                              ___________________________________
                              Deborah A. Rosen